                                                              EXHIBIT (h)(19)(c)

                              AMENDMENT NUMBER 5 TO
                  AMENDED AND RESTATED PARTICIPATION AGREEMENT
                     AMONG VAN KAMPEN LIFE INVESTMENT TRUST,
                             VAN KAMPEN FUNDS INC.,
                          VAN KAMPEN ASSET MANAGEMENT,
                 THE UNITED STATES LIFE INSURANCE COMPANY IN THE
                              CITY OF NEW YORK, AND
                  AMERICAN GENERAL EQUITY SERVICES CORPORATION

     THIS AMENDMENT NUMBER 5 ("Amendment No. 5"), made and entered into as of the 1st day of July, 2008 to the Amended and Restated Participation Agreement dated March 3, 1999, by and among THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK (hereinafter the "Company"), a New York corporation, on its own behalf and on behalf of each separate account of the Company set forth on Schedule A hereto as may be amended from time to time (each such account hereinafter referred to as the "Account"), AMERICAN GENERAL EQUITY SERVICES CORPORATION ("AGESC"), VAN KAMPEN LIFE INVESTMENT TRUST (hereinafter the "Fund"), a Delaware business trust, VAN KAMPEN FUNDS INC. (hereinafter the "Underwriter"), a Delaware corporation, and VAN KAMPEN ASSET MANAGEMENT (hereinafter the "Adviser"), a Delaware corporation.

     WHEREAS, each of the parties hereto desires to amend and restate Schedule One to the Agreement; and

     WHEREAS, each of the parties hereto desires to amend and restate Schedule Two to the Agreement.

     NOW, THEREFORE, in consideration of their mutual promises, the Parties agree as follows:

     1. Schedule One is hereby amended and restated, and replaced in its entirety by Schedule One attached hereto.

     2. Schedule Two is hereby amended and restated, and replaced in its entirety by Schedule Two attached hereto.

     3. All capitalized terms used in this Amendment No. 5 shall have the meaning assigned in the Agreement. Except as set forth in this Amendment No. 5, no other modifications or changes are made to the Agreement.

     4. This Amendment No. 5 may be executed in one or more counterparts, each of which shall be deemed an original and all of which together will be deemed one and the same document.

     IN WITNESS WHEREOF, the parties hereto execute this Amendment No. 5 as of the date first written above.

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
on behalf of itself and each of its Accounts named in Schedule One to the Agreement, as amended from time to time


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

Attest:
        -----------------------------
Name:
      -------------------------------
Title:
       ------------------------------

(Corporate Seal)


AMERICAN GENERAL EQUITY SERVICES CORPORATION


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

Attest:
        -----------------------------
Name:
      ------------------------------
Title:
       ------------------------------

(Corporate Seal)

VAN KAMPEN LIFE INVESTMENT TRUST


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


VAN KAMPEN FUNDS INC.


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


VAN KAMPEN ASSET MANAGEMENT


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                                  SCHEDULE ONE

INVESTMENT COMPANY NAME:             FUND NAME(S):
------------------------             -------------
Van Kampen Life Investment Trust     Comstock Portfolio - Class I Shares
                                     Enterprise Portfolio - Class I Shares
                                     Government Portfolio - Class I Shares
                                     Growth and Income Portfolio - Class I
                                     Money Market Portfolio - Class I Shares
                                     Strategic Growth Portfolio - Class I Shares

                                  SCHEDULE TWO

                         SEPARATE ACCOUNTS AND CONTRACTS

Name of Separate Account and Date       Form Numbers and Names of Contracts
Established by board of Directors       Funded by Separate Account
-------------------------------------   ----------------------------------------

The United States Life Insurance        Contract Form No.:
Company in the City of New York         98033N and 98034N
Separate Account USL VA-R               Name of Contract:
Established:  August 8, 1997            Generations VA

                                        Contract Form No.:
                                        03017N

                                        Name of Contract:
                                        Platinum Investor Immediate VA

The United States Life Insurance        Contract Form No.:
Company in the City of New York         97600N
Separate Account USL VL-R               Name of Contract:
Established:  August 8, 1997            Platinum Investor VUL

                                        Contract Form No.:
                                        99206N

                                        Name of Contract:
                                        Platinum Investor Survivor VUL

                                        Contract Form No.:
                                        02600N

                                        Name of Contract:
                                        Platinum Investor PLUS VUL

                                        Contract Form No.:
                                        01206N

                                        Name of Contract:
                                        Platinum Investor Survivor II VUL
                                        (Effective July 1, 2004)

                                        Contract Form No.:
                                        05604N and 05604NU

                                        Name of Contract:
                                        Platinum Investor VIP VUL
                                        (Effective January 2, 2007)

                                        Contract Form Nos.:
                                        07921N and 07921NU

                                        Name of Contract:
                                        AIG Protection Advantage VUL
                                        (Effective July 1, 2008)